SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 24, 2002

CYTRX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15327	58-1642750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154 Technology Parkway Suite 200 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (770) 368-9500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events.

On May 24, 2002, CytRx Corporation announced that Nasdaq had approved the transfer of CytRx’s common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. A copy of the press release issued by CytRx is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference into this Current Report on Form 8-K.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99	Press Release of CytRx Corporation dated May 24, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

By:	/s/ Mark W. Reynolds
Mark W. Reynolds Vice President, Finance
Dated:  May 24, 2002

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